Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Steven Vestergaard, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Destiny Media Technologies, Inc. for the quarter ended November 30, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Destiny Media Technologies, Inc..

By:	/s/Steven Vestergaard
Name:	STEVEN VESTERGAARD
Title:	Chief Executive Officer
Date:	January 14, 2014